UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1 TO
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – APRIL 29, 2014

EPCYLON TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-53770	27-0156048
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

131 Bloor Street West, Suite 200/372
Toronto, Ontario, Canada M5S 1R8
(Address of principal executive offices)

(416) 479-0880
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act
[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

This Current Report on Form 8-K is being amended to add further disclosure regarding the loan agreements.

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on May 21, 2014, the Board of Directors of Epcylon Technologies Inc., a Nevada corporation (the “Company”), authorized and approved the execution of that certain loan agreement dated May 21, 2014 between the Company and its Chief Executive Officer, Peter George ("George") in the principal amount of $50,000 (the "$50,000 Loan Agreement"). Effective July 24, 2014, the Board of Directors of the Company authorized and approved the execution of a second loan agreement dated July 24, 2014 with George in the principal amount of $950,000 (the "$950,000 Loan Agreement"), and collectively, the "Loan Agreements").

The Loan Agreements are unsecured and accrue interest at an annual rate of 5% on the unpaid balances. The Company will pay all principal and accrued interest thirteen months from the date of execution of either the $50,000 Loan Agreement or the $950,000 Loan Agreement. Any prior payments shall be applied first to interest and then to principal. The Company may at any time during the term of the Loan Agreements redeem the respective loan by providing a five day notice to George that the Company intends to redeem. Payment of principal and interest will be calculated from the date of execution to date of redemption notice.

Lastly, the Loan Agreements provide that George may convert all or part of the loan, including principal and accrued interest, into shares of Series B preferred stock at a per share price of $0.20. In the event that neither the Company has redeemed the Loan Agreements nor George has converted the Loan Agreements, there shall be an automatic conversion of the Loan Agreements into shares of the Series B preferred stock. The conversion price per share shall be the lowest trading price of the Company's shares on the OTCQB by using the lowest share price of the preceding five business days prior to the termination date of the Loan Agreement with a minimum price of $0.20.

The foregoing description of the Loan Agreements are not complete and are qualified entirely by reference to the full text of the Loan Agreements, a copy of which were filed as Exhibit 10.1 and 10.2 to the Current Report on Form 8-K on September 5, 2014 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

10.1

Loan Agreement between Epcylon Technologies Inc. and Peter George dated May 21, 2014 for $50,000 incorporated by reference as Exhibit 10-1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2014.

10.2

Loan Agreement between Epcylon Technologies Inc. and Peter George dated July 24, 2014 for $950,000 incorporated by reference as Exhibit 10-2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPCYLON TECHNOLOGIES, INC.

DATE: September 15, 2014	/s/ Peter George
Name: Peter George
Title: CEO